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                                                                   Exhibit 99.5

                         CONSENT OF LAYNE A. DEUTSCHER

     Pursuant to Rule 438, I hereby consent to the identification of me as a person who will become a director of Precept Business Services, Inc. after completion of the proposed Transactions in the Registration Statement (Form S-4, No. 333-42689) and related Proxy Statement/Prospectus of Precept Business Services, Inc.

                                      /s/ LAYNE A. DEUTSCHER
                                      --------------------------------
                                      Layne A. Deutscher

Dallas, Texas
January 29, 1998